UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2007

DOW JONES & COMPANY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-7564	13-5034940
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

200 LIBERTY STREET, NEW YORK, NEW YORK	10281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 416-2000

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS FOR CERTAIN OFFICERS

On November 14, 2007, the Board of Directors (the “Board”) of Dow Jones & Company, Inc. (the “Company”) approved amendments to the Company’s 2007 Annual Incentive Plan (“AIP”) to provide that bonus pools will be determined based on actual, not targeted, performance, allocation of bonus amounts to individual participants will be based on actual performance, and final bonus payments may be subject to adjustment at the discretion of the Company and the Board, consistent with the Company’s past practice.

The foregoing summary is qualified in its entirety by the definitive amended AIP, a copy of which is included as Exhibit 10.1 to this Form 8-K.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1	2007 Annual Incentive Plan Highlights

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOW JONES & COMPANY, INC.

Dated:	November 20, 2007	By:	/s/ Robert Perrine
Robert Perrine
Chief Accounting Officer and Controller

EXHIBIT INDEX

Exhibit No.	Description

10.1	2007 Annual Incentive Plan Highlights